Exhibit 10.1
SEVENTH AMENDMENT TO
AMENDED AND RESTATED
SENIOR SECURED CREDIT AGREEMENT
among
Apartment Investment and Management Company,
AIMCO Properties, L.P., and
AIMCO/Bethesda Holdings, Inc.,
as the Borrowers
and
The Lenders Party Hereto
Dated as of August 4, 2009

SEVENTH AMENDMENT TO
AMENDED AND RESTATED
SENIOR SECURED CREDIT AGREEMENT
     This SEVENTH AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT (this “Amendment”) is dated as of August 4, 2009 and entered into by and among APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation (the “REIT”), AIMCO PROPERTIES, L.P., a Delaware limited partnership (“AIMCO”), and AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation (“AIMCO/Bethesda”) (the REIT, AIMCO and AIMCO/Bethesda collectively referred to herein as “Borrowers”), BANK OF AMERICA, N.A. (“Bank of America”), as Administrative Agent (in such capacity, “Administrative Agent”) and as Swing Line Lender and L/C Issuer, and the Lenders party hereto, and is made with reference to that certain Amended and Restated Senior Secured Credit Agreement, dated as of November 2, 2004, by and among Borrowers, each lender from time to time party thereto, BANK OF AMERICA, N.A., as Administrative Agent and as Swing Line Lender and L/C Issuer, and KeyBank National Association, as Syndication Agent (the “Original Credit Agreement”), as amended by that certain First Amendment to Amended and Restated Senior Secured Credit Agreement, dated June 16, 2005 (the “First Amendment”), as amended by that certain Second Amendment to Amended and Restated Senior Secured Credit Agreement, dated March 22, 2006 (the “Second Amendment”), as amended by that certain Third Amendment to Amended and Restated Senior Secured Credit Agreement, dated August 31, 2007 (“Third Amendment”), as amended by that certain Fourth Amendment to Amended and Restated Senior Secured Credit Agreement, dated September 14, 2007 (“Fourth Amendment”), as amended by that certain Fifth Amendment to Amended and Restated Senior Secured Credit Agreement, dated September 9, 2008 (“Fifth Amendment”) and as amended by that certain Sixth Amendment to Amended and Restated Senior Secured Credit Agreement, dated May 1, 2009 (the “Sixth Amendment”) (the Original Credit Agreement as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment and this Amendment is referred to herein as the “Credit Agreement”). Capitalized terms used in this Amendment shall have the meanings set forth in the Credit Agreement unless otherwise defined herein.
RECITALS
     WHEREAS, Borrowers desire to amend the Credit Agreement as more particularly set forth below;
     WHEREAS, pursuant to the Credit Agreement, the amendments set forth herein require the consent of the Required Lenders, and the Required Lenders have consented hereto;
     NOW, THEREFORE, in consideration of the agreements, provisions and covenants contained herein, the parties agree as follows:
Section 1. AMENDMENTS TO THE CREDIT AGREEMENT
          A. Amendments to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended in the following respects:
               (a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions therein in the appropriate alphabetical order:
“Auction” has the meaning specified in Annex I hereto.

“Auction Period” has the meaning specified in Annex I hereto.
“Qualifying Loans” has the meaning specified in Annex I hereto.
“Term B Loan Auction Prepayment” has the meaning specified in Annex I hereto.
“Tender Agent” means such financial institution as is acceptable to the Borrowers and identified by the Borrowers in a written notice to the Administrative Agent from time to time (it being understood that the Borrowers may replace the Tender Agent with a successor Tender Agent from time to time).
“Term B Loan Auction Prepayment Notice” has the meaning specified in Annex I hereto.
               (b) The defined term “Net Income” is deleted and replaced with:
““Net Income” means, for any period and for any Person, the net income (loss) of the Person (including net income (loss) attributable to noncontrolling interests in consolidated real estate partnerships) for that period, determined in accordance with GAAP; provided that there shall be excluded (i) the net amount of any gains or non-cash losses, and (ii) any income or gains associated with or resulting from the prepayment of Term Loans under Section 2.05(d).”
               (c) The defined term “Funds From Operations” is deleted and replaced with:
““Funds From Operations” means, with respect to Borrowers and their Subsidiaries on a consolidated basis, net income calculated in accordance with GAAP, excluding gains or losses from debt restructuring (including without limitation any income or gains associated with or resulting from the prepayment of Term Loans under Section 2.05(d)) and sales of depreciable property, plus depreciation and amortization (excluding amortization of financing costs), and after adjustments for unconsolidated partnerships and joint ventures (with adjustments for unconsolidated partnerships and joint ventures calculated to reflect funds from operations on the same basis) and the payment of dividends on preferred Stock, as interpreted by the National Association of Real Estate Investment Trusts in its April 1, 2002, White Paper; provided, however, the following shall be excluded when calculating “Funds From Operations”: (i) non-cash adjustments for preferred Stock issuance costs, (ii) non-cash adjustments for loan amortization costs and (iii) non-cash adjustments for impairment losses on real estate development assets, net of any tax benefit.”
          B. Amendments to Section 2.05. Section 2.05 of the Credit Agreement is hereby amended in the following respects:
               (a) Section 2.05(a) of the Credit Agreement is hereby amended by adding the following new sentence immediately after the last sentence set forth therein: “For avoidance of doubt, the Borrowers may make voluntary prepayments of Term B Loans either pursuant to this Section 2.05(a) or to Section 2.05(d).”; and
               (b) Section 2.05 of the Credit Agreement is hereby amended by inserting the following new Section 2.05(d) immediately following Section 2.05(c) set forth therein:
     “(d) Subject to their compliance with the requirements for an Auction set forth in Annex I hereto, the Borrowers may, at any time or from time to time during the Auction Period (but not more than five times), voluntarily make a Term B Loan Auction Prepayment of

Qualifying Loans, without premium or penalty, by delivering (or causing the Tender Agent to deliver) a Term B Loan Auction Prepayment Notice to the Administrative Agent not later than 11:00 a.m. three Business Days prior to any date of prepayment of such Qualifying Loans. If such notice is given by the Borrowers, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. The Administrative Agent or the Tender Agent will promptly notify each relevant Lender of its receipt of each such notice, and of such Lender’s applicable share of such Term B Loan Auction Prepayment. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest on the par amount prepaid, together with any additional amounts required pursuant to Section 3.05.”
          C. Amendments to Section 3.05. Section 3.05(a) of the Credit Agreement is hereby amended by inserting the phrase “,other than any prepayment made pursuant to Section 2.05(d),” immediately after the phrase “any continuation, conversion, payment or prepayment” set forth therein.
          D. Amendments to Section 7.06. Section 7.06(c) of the Credit Agreement is hereby amended by deleting the phrase “(x) for so long as the Term B Loan (or any portion thereof) is outstanding, Borrowers may apply an amount not to exceed 50% of Net Disposition Proceeds toward the purchase, redemption or other acquisition of REIT common stock if an equal amount is applied to repay the Term B Loan” set forth therein and inserting in lieu thereof the following phrase:
     “(x) for so long as the Term B Loan (or any portion thereof) is outstanding, Borrowers may apply Net Disposition Proceeds toward the purchase, redemption or other acquisition of REIT common stock if Term B Loans having at least an equal aggregate face amount to such amount have been prepaid pursuant to Section 2.05(a) or 2.05(d).”
          E. Amendments to Section 10.04. Section 10.04(b) of the Credit Agreement is hereby amended by (x) inserting the phrase “and the Tender Agent” immediately after the phrase “each Lender and the L/C Issuer” set forth therein and (y) inserting the phrase “(including without limitation with respect to the transactions contemplated by Section 2.05(d) and Annex I hereto)” immediately after the phrase “the performance by the parties hereto of their respective obligations hereunder or thereunder” set forth in clause (i) therein.
          F. Amendments to Annexes to Credit Agreement. The Credit Agreement is hereby amended by attaching thereto, and incorporating therein, Annex I (and the exhibits attached thereto) attached to this Amendment as Exhibit A.
Section 2. CONDITIONS TO EFFECTIVENESS
     2.1 This Amendment shall become effective (the “Seventh Amendment Effective Date”) at such time that all of the following conditions are satisfied:
          A. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of each of (a) the Borrowers and (b) the Required Lenders.
          B. Administrative Agent shall have received favorable opinions of (i) Skadden, Arps, Slate, Meagher & Flom LLP, and (ii) DLA Piper LLP (US), in each case addressed to the Administrative Agent and each Lender, as to such matters concerning the Loan Parties and the Loan Documents as Administrative Agent may reasonably request; and

          C. Borrowers shall have paid to the Administrative Agent, for the account of each Lender who executes and delivers this Amendment prior to 5:00 p.m. New York time on August 3, 2009, an amendment fee in the amount of 0.05% of such Lender’s Aggregate Credit Exposure on such date. The amendment fee will be paid to the Administrative Agent for distribution to such Lenders on the Seventh Amendment Effective Date.
Section 3. BORROWERS’ REPRESENTATIONS AND WARRANTIES
     In order to induce the Lenders to consent to this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to Administrative Agent and to each Lender that the following statements are true, correct and complete:
     3.1 Corporate Power and Authority. Borrowers have all requisite power and authority to enter into this Amendment and any other agreements, guaranties or other operative documents to be delivered pursuant to this Amendment, to carry out the transactions contemplated by, and perform their obligations under, the Credit Agreement as amended hereby. Each of the Borrowers, Pledgors and Guarantors is in good standing in the respective states of their organization on the Seventh Amendment Effective Date;
     3.2 Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Credit Agreement as amended hereby have been duly authorized by all necessary action on the part of Borrowers and the other parties delivering any of such documents, as the case may be.
     3.3 No Default. After giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement as of the Seventh Amendment Effective Date. Further, after giving effect to this Amendment, no Default or Event of Default would result under the Credit Agreement from the consummation of this Amendment;
     3.4 No Conflict. The execution, delivery and performance by Borrowers of this Amendment and the performance of the Credit Agreement by Borrowers, does not and will not (i) violate any provision of any applicable material law or any governmental rule or regulation applicable to Borrowers or any of their Subsidiaries except as could not reasonably be expected to have a Material Adverse Effect, the Organization Documents of Borrowers or any of their Subsidiaries or any order, judgment or decree of any court or other Governmental Authority binding on Borrowers or any of their Subsidiaries except as could not reasonably be expected to have a Material Adverse Effect, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrowers or any of their Subsidiaries except as could not reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrowers or any of their Subsidiaries not otherwise permitted by the Credit Agreement except as could not reasonably be expected to have a Material Adverse Effect, or (iv) require any approval of members or stockholders or any approval or consent of any Person under any Contractual Obligation of Borrowers or any of their Subsidiaries, except for such approvals or consents which have been or will be obtained on or before the Seventh Amendment Effective Date or except for such approvals or consents which, if not obtained, are not reasonably expected to result in a Material Adverse Effect;
     3.5 Governmental Consents. The execution and delivery by Borrowers of this Amendment and the performance by Borrowers under the Credit Agreement does not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body, except for filings or recordings in respect of the Liens created pursuant to the Loan Documents and except as may be required, in connection with the disposition of any Collateral, by laws generally affecting the offering and sale of securities;
     3.6 Binding Obligation. The Credit Agreement, as amended by this Amendment, has been duly executed and delivered by Borrowers and is enforceable against Borrowers, in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and
     3.7 Incorporation of Representations and Warranties From Credit Agreement. After giving effect to this Amendment, the representations and warranties contained in Article V of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Seventh Amendment Effective Date to the same extent as though made on and as of such date, except representations and warranties solely to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.
Section 4. MISCELLANEOUS
     4.1 Reference to and Effect on the Credit Agreement and the Other Loan Documents.
          A. On and after the Seventh Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
          B. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
          C. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.
     4.2 Fees and Expenses. Borrowers acknowledge that all reasonable costs, fees and expenses incurred by Administrative Agent or Tender Agent and their respective counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers. The Borrowers hereby agree to pay the reasonable fees, cost and expenses of Administrative Agent’s and Tender Agent’s counsel in connection with this Amendment concurrently with or promptly but in no event later than 30 days after submission of an invoice with respect to such reasonable fees, costs and expenses.
     4.3 Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
     4.4 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by each Borrower and Administrative Agent, and receipt by Borrowers and Administrative Agent of written, facsimile or electronic image scan (e.g., “PDF” or “tif”) transmission or telephonic notification of such execution and authorization of delivery thereof.
     4.5 Entire Agreement. This Amendment embodies the entire agreement and understanding among the parties with respect to this amendment to the Credit Agreement, and supersedes all prior agreements and understandings, oral or written, relating thereto.
     4.6 Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of California.
Section 5. ACKNOWLEDGEMENT AND CONSENT
          A. Guarantors are party to that certain Continuing Guaranty (as amended from time to time), dated as of November 2, 2004, pursuant to which Guarantors have guarantied the Obligations. Pledgors are party to that certain Security Agreement (Securities) made by Borrowers (as amended from time to time) and Security Agreement (Securities) made by certain other Pledgors (as amended from time to time), dated as of November 2, 2004, pursuant to which Pledgors have pledged the Collateral as security for the Indebtedness (as defined in the applicable Pledge Agreement).
          B. Each Guarantor and each Pledgor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Guaranty to which it is a party or otherwise bound, and each Pledgor hereby confirms that the Pledge Agreement to which it is a party or otherwise bound, will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all of the “Guaranteed Obligations” (as defined in the applicable Guaranty) or the “Indebtedness” (as defined in the applicable Pledge Agreement), as the case may be, including without limitation the payment and performance of all such “Guaranteed Obligations” or “Indebtedness”, as the case may be, with respect to the Obligations of Borrowers now or hereafter existing under or in respect of the Credit Agreement (as amended hereby) and the Notes defined therein.
          C. Each Guarantor acknowledges and agrees that any Guaranty to which it is a party or otherwise bound, and each Pledgor acknowledges and agrees that the Pledge Agreement to which it is a party or otherwise bound, shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor and each Pledgor represents and warrants that all representations and warranties contained in the Guaranty and/or the Pledge Agreement, as the case may be, to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.
          D. Each Guarantor and each Pledgor (other than the Borrowers) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor or such Pledgor, as the case may be, is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor or such Pledgor to any future amendments to the Credit Agreement.
[Signatures on Next Page]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first written above.
BORROWERS:

APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation

By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

AIMCO PROPERTIES, L.P., a Delaware limited partnership
By: AIMCO-GP, INC., a Delaware corporation

	By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer

AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation

By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer
(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

PLEDGORS (for purposes of Section 5 only):

APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation, as Pledgor

By:		/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

AIMCO PROPERTIES, L.P., a Delaware limited partnership, as Pledgor

By:		AIMCO-GP, INC., a Delaware corporation
Its:		General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer

AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation, as Pledgor

By:		/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer
(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

AIMCO/IPT, INC., a Delaware corporation,

NHP A&R SERVICES, INC., a Virginia corporation

NHP REAL ESTATE CORPORATION, a Delaware corporation

AIMCO HOLDINGS QRS, INC., a Delaware corporation

NHPMN-GP, INC., a Delaware corporation

LAC PROPERTIES QRS II INC., a Delaware corporation

By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer

AIMCO LP LA, LP, a Delaware limited partnership

	By:	AIMCO LA QRS, Inc.,
a Delaware corporation
	Its:	General Partner

		By:		/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer

GP-OP PROPERTY MANAGEMENT, LLC, a Delaware limited liability company

	By:	AIMCO Properties, L.P.,
a Delaware limited partnership,
Its: Member

		By:		AIMCO-GP, Inc.,
a Delaware corporation,
		Its:		General Partner

			By:	/s/ Patti K. Fielding Patti K. Fielding
Executive Vice President and Treasurer
(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

AIMCO GP LA, L.P., a Delaware limited partnership

By:	AIMCO-GP, INC.,
a Delaware corporation,
Its:	General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer

LAC PROPERTIES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	AIMCO GP LA, L.P.,
a Delaware limited partnership,
Its:	General Partner

	By:	AIMCO-GP, INC.,
a Delaware corporation,
	Its:	General Partner

		By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer

AIC REIT PROPERTIES LLC, a Delaware limited liability company

By:	AIMCO Properties, L.P.,
a Delaware limited partnership,
Its:	Managing Member

	By:	AIMCO-GP, INC.,
a Delaware corporation,
	Its:	General Partner

		By:	/s/ Patti K. Fielding Patti K. Fielding
Executive Vice President and Treasurer
(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

AMBASSADOR APARTMENTS, L.P. a Delaware limited partnership

By:	AIMCO QRS GP, LLC, a Delaware limited liability company
Its:	General Partner

	By:	AIMCO Properties, L.P., a Delaware limited partnership,
	Its:	Member

		By:	AIMCO-GP, Inc., a Delaware corporation,
		Its:	General Partner

			By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer

AIMCO HOLDINGS, L.P. a Delaware limited partnership

By:	AIMCO Holdings QRS, Inc., a Delaware corporation,
Its:	General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer

AMBASSADOR FLORIDA PARTNERS LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ambassador Florida Partners, Inc., a Delaware corporation,
Its:	General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer
(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

LAC PROPERTIES SUB LLC, a Delaware limited liability company

By:	LAC Properties Operating Partnership, L.P., a Delaware limited partnership,
Its:	Managing Member

	By:	AIMCO GP LA, L.P., a Delaware limited partnership,
	Its:	General Partner

		By:	AIMCO-GP, Inc., a Delaware corporation,
		Its:	General Partner

			By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

LAC PROPERTIES GP I LLC a Delaware limited liability company

By:	LAC Properties Operating Partnership, L.P., a Delaware limited partnership,
Its:	Managing Member

	By:	AIMCO GP LA, L.P., a Delaware limited partnership,
	Its:	General Partner

		By:	AIMCO-GP, Inc., a Delaware corporation,
		Its:	General Partner

			By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer
(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

GUARANTORS (for purposes of Section 5 only):
AIMCO EQUITY SERVICES, INC.,
a Virginia corporation
AIMCO HOLDINGS QRS, INC.,
a Delaware corporation
AIMCO-LP TRUST
a Delaware trust
AIMCO PROPERTIES FINANCE CORP.,
a Delaware corporation
AMBASSADOR I, INC.,
a Delaware corporation
AMBASSADOR VIII, INC.,
a Delaware corporation
ANGELES REALTY CORPORATION II,
a California corporation
CONCAP EQUITIES, INC.,
a Delaware corporation
NHP A&R SERVICES, INC.,
a Virginia corporation
NHPMN STATE MANAGEMENT, INC.,
a Delaware corporation
NHP MULTI-FAMILY CAPITAL CORPORATION,
a District of Columbia corporation
AIMCO-GP, INC.,
a Delaware corporation
NHPMN-GP, INC.,
a Delaware corporation

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer
(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

AIMCO IPLP, L.P., a Delaware limited partnership
By:	AIMCO/IPT, Inc., a Delaware corporation
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

AIMCO HOLDINGS, L.P., a Delaware limited partnership
By:	AIMCO Holdings QRS, Inc., a Delaware corporation,
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

AMBASSADOR CRM FLORIDA PARTNERS LIMITED PARTNERSHIP, a Delaware limited partnership
By:	Ambassador Florida Partners Limited Partnership, a Delaware limited partnership
Its:	General Partner

By:	Ambassador Florida Partners, Inc., a Delaware corporation
Its: General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer
(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

AMBASSADOR APARTMENTS, L.P. a Delaware limited partnership
By:	AIMCO QRS GP, LLC, a Delaware limited liability company,
Its:	General Partner

By:	AIMCO Properties, L.P., a Delaware limited partnership,
Its:	Member

By:	AIMCO-GP, Inc., a Delaware corporation,
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

LAC PROPERTIES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership
By:	AIMCO GP LA, L.P., a Delaware limited partnership
Its:	General Partner

By:	AIMCO-GP, Inc., a Delaware corporation
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

GP-OP PROPERTY MANAGEMENT, LLC a Delaware limited liability company
By:	AIMCO Properties, L.P., a Delaware limited partnership,
Its:	Member

By:	AIMCO-GP, Inc., a Delaware corporation,
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer
(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

NHPMN MANAGEMENT, L.P., a Delaware limited partnership
By:	NHPMN-GP, Inc. a Delaware corporation,
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

NHPMN MANAGEMENT, LLC, a Delaware limited liability company
By:	AIMCO/Bethesda Holdings, Inc., a Delaware corporation,
Its:	Member

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer
(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

OP PROPERTY MANAGEMENT, L.P., a Delaware limited partnership
By:	NHPMN-GP, Inc., a Delaware corporation
Its:	Managing General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

OP PROPERTY MANAGEMENT, LLC, a Delaware limited liability company
By:	AIMCO Properties, L.P., a Delaware limited partnership
Its:	Member

By:	AIMCO-GP, Inc., a Delaware corporation
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer
(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

LAC PROPERTIES GP I LIMITED PARTNERSHIP, a Delaware limited partnership
By:	LAC Properties GP I LLC, a Delaware limited liability company
Its:	General Partner

By:	LAC Properties Operating Partnership, L.P., a Delaware limited partnership
Its:	Managing Member

By:	AIMCO GP LA, L.P., a Delaware limited partnership
Its:	General Partner

By:	AIMCO-GP, Inc., a Delaware corporation
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

LAC PROPERTIES GP II LIMITED PARTNERSHIP, a Delaware limited partnership
By:	LAC Properties QRS II Inc., a Delaware corporation,
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer
(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

AIMCO SELECT PROPERTIES, L.P., a Delaware limited partnership
By:	AIMCO/Bethesda Holdings, Inc., a Delaware corporation,
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer
(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Bank of America, N.A., as a Lender
By:	/s/ James P. Johnson
	Name:	James P. Johnson
	Title:	Senior Vice President

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

KEYBANK NATIONAL ASSOCIATION, As Syndication Agent And Lender
By:	/s/ Christopher T. Neil
	Name:	Christopher T. Neil
	Title:	Senior Relationship Manager

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ J. Derek Evans
	Name:	J. Derek Evans
	Title:	SVP

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

AIB DEBT MANAGEMENT LIMITED, as a Lender
By:	/s/ Joseph Augustini
	Name:	Joseph Augustini
	Title:	Senior Vice President Investment Advisor to AIB Debt Management, Limited

By:	/s/ Marc Pierron
	Name:	Marc Pierron
	Title:	AVP

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Ameriprise Certificate Company, as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Aurum CLO 2002-1 Ltd. By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.) As Sub-Adviser, as a Lender
By:	/s/ Eric S. Meyer
	Name:	Eric S. Meyer
	Title:	Managing Director

By:	/s/ Thomas R. Bouchard
	Name:	Thomas R. Bouchard
	Title:	Vice President

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

BABSON CLO LTD. 2003-I
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-II
BABSON CLO LTD. 2007-I
SUFFIELD CLO, LIMITED,
as Lenders
By: Babson Capital Management LLC as
Collateral Manager

By:	/s/ Arthur McMahon
	Name:	Arthur McMahon
	Title:	Director

C.M. LIFE INSURANCE COMPANY, as a Lender By: Babson Capital Management LLC as Investment Adviser
By:	/s/ Arthur McMahon
	Name:	Arthur McMahon
	Title:	Director

HAKONE FUND II LLC, as a Lender By: Babson Capital Management LLC as Investment Manager
By:	/s/ Arthur McMahon
	Name:	Arthur McMahon
	Title:	Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as a Lender By: Babson Capital Management LLC as Investment Adviser
By:	/s/ Arthur McMahon
	Name:	Arthur McMahon
	Title:	Director

VINACASA CLO, LTD., as a Lender By: Babson Capital Management LLC as Collateral Servicer
By:	/s/ Arthur McMahon
	Name:	Arthur McMahon
	Title:	Director

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

VINACASA SUBSIDIARY HOLDING COMPANY II, LLC, as a Lender By: Vinacasa CLO, Ltd., Its Sole Member By: Babson Capital Management LLC as Collateral Servicer
By:	/s/ Arthur McMahon
	Name:	Arthur McMahon
	Title:	Director

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Cent CDO 12 Limited By: RiverSource Investments, LLC as Collateral Manager, as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Cent CDO 14 Limited By: RiverSource Investments, LLC as Collateral Manager, as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Cent CDO 15 Limited By: RiverSource Investments, LLC as Collateral Manager, as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Cent CDO XI Limited By: RiverSource Investments, LLC as Collateral Manager, as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Centurion CDO 8 Limited By: RiverSource Investments, LLC as Collateral Manager, as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Centurion CDO 9 Limited By: RiverSource Investments, LLC as Collateral Manager, as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Centurion CDO III, Limited By: RiverSource Investments, LLC as Collateral Manager, as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Centurion CDO VI, Ltd. By: RiverSource Investments, LLC as Collateral Manager, as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Centurion CDO VII Limited By: RiverSource Investments, LLC as Collateral Manager, as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Cornerstone CLO Ltd. By: Stone Tower Debt Advisors LLC, As Its Collateral Manager, as a Lender
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Emigrant Realty Finance, as a Lender
By:	/s/ Christine Elcik
	Name:	Christine Elcik
	Title:	Director and Vice President

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II By: Four Corners Capital Management, LLC, As Sub-Adviser, as a Lender
By:	/s/ Matt O’Mara
	Name:	Matt O’Mara
	Title:	Vice President

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Flagship CLO IV By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.) As Sub-Adviser, as a Lender
By:	/s/ Eric S. Meyer
	Name:	Eric S. Meyer
	Title:	Managing Director

By:	/s/ Thomas R. Bouchard
	Name:	Thomas R. Bouchard
	Title:	Vice President

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

FOUR CORNERS CLO 2005-I, Ltd. By: Four Corners Capital Management, LLC As Collateral Manager, as a Lender
By:	/s/ Matt O’Mara
	Name:	Matt O’Mara
	Title:	Vice President

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Four Corners CLO II, Ltd., as a Lender
By:	/s/ Sean Bresnahan
	Name:	Sean Bresnahan
	Title:	Assistant Vice President

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Four Corners CLO III, Ltd. By: Macquarie Funds Group FKA Four Corners Capital Management, LLC As Collateral Manager, as a Lender
By:	/s/ Matt O’Mara
	Name:	Matt O’Mara
	Title:	Vice President

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Granite Ventures I Ltd. By: Stone Tower Debt Advisors LLC As Its Collateral Manager, as a Lender
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Granite Ventures II Ltd. By: Stone Tower Debt Advisors LLC As Its Collateral Manager, as a Lender
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Granite Ventures III Ltd. By: Stone Tower Debt Advisors LLC As Its Collateral Manager, as a Lender
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Grayson CLO, Ltd. By: Highland Capital Management, L.P. As Collateral Manager By: Strand Advisors, Inc., Its General Partner, as a Lender
By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Bank of America as Trustee for H/2 Targeted Return Strategies II Ltd., as a Lender
By:	/s/ Michael Oliver
	Name:	Michael Oliver
	Title:	Vice President

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Bank of America National Association as Trustee for H/2 Real Estate CDO 2006-1, Ltd., as a Lender
By:	/s/ Michael Oliver
	Name:	Michael Oliver
	Title:	Vice President

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

LATITUDE CLO I, as a Lender
By:	/s/ Kirk Wallace
	Name:	Kirk Wallace
	Title:	Senior Vice President

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Liberty CLO, Ltd. By: Highland Capital Management, L.P. As Collateral Manager By: Strand Advisors, Inc., Its General Partner, as a Lender
By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Lightpoint CLO 2004-1, as a Lender
By:	/s/ Brad Tank
	Name:	Brad Tank
	Title:	Managing Director

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Lightpoint CLO III, Ltd., as a Lender
By:	/s/ Brad Tank
	Name:	Brad Tank
	Title:	M. D.

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Lightpoint CLO IV, Ltd., as a Lender
By:	/s/ Brad Tank
	Name:	Brad Tank
	Title:	M. D.

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Lightpoint CLO V, Ltd., as a Lender
By:	/s/ Brad Tank
	Name:	Brad Tank
	Title:	M. D.

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Lightpoint CLO VII, Ltd., as a Lender
By:	/s/ Brad Tank
	Name:	Brad Tank
	Title:	M. D.

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Lightpoint CLO VIII, Ltd., as a Lender
By:	/s/ Brad Tank
	Name:	Brad Tank
	Title:	M. D.

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Loan Star State Trust By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its Investment Advisor, as a Lender
By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Marquette US/European CLO P.L.C., as a Lender
By:	/s/ Brad Tank
	Name:	Brad Tank
	Title:	M.D.

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

OLYMPIC CLO I, as a Lender
By:	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Co-President Churchill Pacific Asset Management, Manager

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Rampart CLO 2006-1 Ltd. By: Stone Tower Debt Advisors LLC, As Its Collateral Manager, as a Lender
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Rampart CLO 2007 Ltd. By: Stone Tower Debt Advisors LLC, As Its Collateral Manager, as a Lender
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Raymond James Bank, FSB, as a Lender
By:	/s/ Thomas G. Scott
	Name:	Thomas G. Scott
	Title:	Senior Vice President

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Rockwall CDO LTD. By: Highland Capital Management, L.P. As Collateral Manager By: Strand Advisors, Inc., It’s General Partner, as a Lender
By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

SAN GABRIEL CLO I, as a Lender
By:	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Co-President Churchill Pacific Asset Management, Manager

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Sequils-Centurion V, Ltd. By: RiverSource Investments, LLC as Collateral Manager, as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

SF-3 Segregated Portfolio, a segregated portfolio of Shiprock Finance, SPC, for which Shiprock Finance, SPC is acting on behalf of and for the account of SF-3 Segregated Portfolio, As a Lender
By:	/s/ Sean Bresnahan
	Name:	Sean Bresnahan
	Title:	Assistant Vice President

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

SIERRA CLO II, as a Lender
By:	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Co-President Churchill Pacific Asset Management, Manager

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Stone Tower CDO II Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager, as a Lender
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Stone Tower CDO Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager, as a Lender
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Stone Tower CDO III Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager, as a Lender
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Stone Tower CDO IV Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager, as a Lender
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Stone Tower CDO V Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager, as a Lender
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Stone Tower CDO VI Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager, as a Lender
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Stone Tower CDO VII Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager, as a Lender
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Stratford CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager, By: Strand Advisors, Inc., Its General Partner, as a Lender
By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

VENTURE II CDO 2002, LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender
By:	/s/ Frederick H. Taylor
	Name:	Frederick H. Taylor
	Title:	Managing Director

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

VENTURE III CDO LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender
By:	/s/ Frederick H. Taylor
	Name:	Frederick H. Taylor
	Title:	Managing Director

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

VENTURE IV CDO LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender
By:	/s/ Frederick H. Taylor
	Name:	Frederick H. Taylor
	Title:	Managing Director

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

VENTURE IX CDO LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender
By:	/s/ Frederick H. Taylor
	Name:	Frederick H. Taylor
	Title:	Managing Director

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

VENTURE V CDO LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender
By:	/s/ Frederick H. Taylor
	Name:	Frederick H. Taylor
	Title:	Managing Director

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

VENTURE VII CDO LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender
By:	/s/ Frederick H. Taylor
	Name:	Frederick H. Taylor
	Title:	Managing Director

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

VENTURE VIII CDO LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender
By:	/s/ Frederick H. Taylor
	Name:	Frederick H. Taylor
	Title:	Managing Director

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

VISTA LEVERAGED INCOME FUND By its investment advisor, MJX Asset Management LLC, as a Lender
By:	/s/ Frederick H. Taylor
	Name:	Frederick H. Taylor
	Title:	Managing Director

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Westchester CLO, Ltd By: Highland Capital Management, L.P., As Collateral Servicer By: Strand Advisors, Inc., Its General Partner, as a Lender
By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

WHITNEY CLO I, as a Lender
By:	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Co-President Churchill Pacific Asset Management, Manager

(Seventh Amendment to Amended and Restated Senior Secured Credit Agreement)

Exhibit A to Seventh Amendment
Annex I to Credit Agreement
Auction Procedures
ThisAnnex I is intended to summarize certain basic terms of the Auction procedures pursuant to and in accordance with the terms and conditions of Section 2.05(d) of the Credit Agreement (as defined below), of which this Annex I is a part. It is not intended to be a definitive list of all of the terms and conditions of an Auction, and all such terms and conditions shall be set forth in the applicable offer procedures set for each Auction (the “Offer Documents”); provided that in all events each Auction shall be open to all the Term Lenders and written notice of each such Auction by the Tender Agent shall be provided to all Term Lenders in accordance with the Tender Agent’s standard dissemination practices. The Administrative Agent, or any of its Affiliates may tender Return Bids and be a participating Lender on the same terms and conditions set forth in this Annex I and the applicable Offer Documents, and such participation may not be deemed a recommendation to any Lender to submit a Return Bid or to take part in this or any other offer.
          Reference is made to the Amended and Restated Senior Secured Credit Agreement, dated as of November 2, 2004, by and among APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation (the “REIT”), AIMCO PROPERTIES, L.P., a Delaware limited partnership (“AIMCO”), and AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation (“AIMCO/Bethesda”) (the REIT, AIMCO and AIMCO/Bethesda collectively referred to herein as “Borrowers”), each lender from time to time party thereto, BANK OF AMERICA, N.A., as Administrative Agent and as Swing Line Lender and L/C Issuer, and KeyBank National Association, as Syndication Agent (as amended by (i) the First Amendment to Amended and Restated Senior Secured Credit Agreement, dated June 16, 2005, (ii) the Second Amendment to Amended and Restated Senior Secured Credit Agreement, dated March 22, 2006, (iii) the Third Amendment to Amended and Restated Senior Secured Credit Agreement, dated August 31, 2007, (iv) the Fourth Amendment to Amended and Restated Senior Secured Credit Agreement, dated September 14, 2007, (v) the Fifth Amendment to Amended and Restated Senior Secured Credit Agreement, dated September 9, 2008, (vi) the Sixth Amendment to Amended and Restated Senior Secured Credit Agreement, dated May 1, 2009, (vii) the Seventh Amendment to Amended and Restated Senior Secured Credit Agreement, dated August 4, 2009 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein but not defined herein have the meanings given to such terms in the Credit Agreement.
     1. Summary. During the one year period commencing with August 4, 2009 and ending on August 4, 2010 (the “Auction Period”), the Borrowers, or any Borrower individually, may make up to (but not more than) five offers in the aggregate to prepay Term B Loans to Lenders (each such offer, an “Auction”) (each such prepayment, a “Term B Loan Auction Prepayment”) pursuant to the procedures described herein. No Auction may be commenced if any other Auction has been previously commenced and not yet completed, terminated or expired. Separate Auctions may not be commenced on the same day.
     2. Notice Procedures. The Borrowers will provide written notice in substantially the form attached hereto as Exhibit A to the Tender Agent that the Borrowers (or any individual Borrower) desire to prepay Term B Loans (each an “Auction Notice”). Each Auction Notice shall specify:
          (a) the maximum principal amount of outstanding Term B Loans the Borrowers are willing to prepay in connection with such Auction, which shall be no less than $500,000 and may be in integral multiples of $500,000 in excess thereof (the “Auction Amount”);

i

Exhibit A to Seventh Amendment
Annex I to Credit Agreement
          (b) in connection with an Auction that is a (i) Modified Dutch Auction or a Variable Price Auction, the range of discounts (the “Discount Range”), expressed as a range of prices per $1,000 of the Term B Loans at issue, equal to a percentage of par of the principal amount of the applicable Term B Loans at which the Borrowers would be willing to prepay in the Auction (i.e. a discount range of 20% to 40% means a discount of 20% to 40% of par and, commensurately, a payment range of 60% (in the case of a 40% discount) to 80% (in the case of a 20% discount) of par) and (ii) Fixed Price Auction, the discount (the “Fixed Discount”) expressed as a price per $1,000 of the Term B Loans at issue, equal to a percentage of par of the principal amount of the applicable Term B Loans at which the Borrowers would be willing to prepay in the Auction (i.e. a discount of 20% means a discount of 20% of par and, commensurately, a payment of 80% of par);
          (c) whether the Auction will be a Modified Dutch Auction, a Variable Price Auction or a Fixed Price Auction; and
          (d) the date on which the Auction will conclude, on which date Return Bids (defined below) will be due by 11:00 a.m., as such date and time may be extended (such time, the “Expiration Time”) for a period not exceeding three Business Days upon notice by the Borrowers to the Tender Agent not less than 24 hours before the original Expiration Time.
     3. Reply Procedures. Each Lender holding Term B Loans wishing to participate in such Auction must by the date and time specified in the Auction Notice provide the Tender Agent with a written notice of participation in the form attached hereto as Exhibit B (a “Return Bid”) which shall specify:
          (a) in connection with an Auction that is a Modified Dutch Auction or a Variable Price Auction, a discount to par that must be expressed as a price per $1,000 of Loans (the “Reply Discount”) within the Discount Range (in multiples of $5 per $1,000 principal amount); and
          (b) the principal amount of Term B Loans, in an amount not less than $500,000 and may be in integral multiples of $500,000 in excess thereof (but subject to rounding requirements specified by the Tender Agent), that such Lender would be willing to offer for prepayment at (i) in connection with a Modified Dutch Auction or a Variable Price Auction, such Reply Discount or (ii) in connection with a Fixed Price Auction, the Fixed Discount (the “Reply Amount”).
          A Lender may submit a Reply Amount that is less than the minimum amount and incremental amount requirements described above only if the Reply Amount comprises the entire amount of such Term B Loans held by such Lender. Lenders may only submit one Return Bid per Auction; provided that (except in the case of a Fixed Price Auction) each Return Bid may contain up to three component bids, each of which may result in a separate Qualifying Bid (as defined below) and each of which will not be contingent on any other component bid submitted by such Lender resulting in a Qualifying Bid; provided further that, the sum of any Lender’s bid(s) may not exceed the principal face amount of Loans held by it. The Borrowers will have no obligation to (and may not) prepay any Term B Loans at a Reply Discount that is outside the applicable Discount Range, nor will any Return Bids (including any component bids specified therein) submitted at a Reply Discount that is outside such applicable Discount Range be considered in any calculation of the Applicable Discount, if applicable. A Lender failing to submit a Return Bid shall be conclusively deemed to have irrevocably elected not to participate in the Auction.
     4. Modified Dutch Auction Procedures.

Exhibit A to Seventh Amendment
Annex I to Credit Agreement
          (a) Identification of Clearing Bid and Determination of the Applicable Discount. In the event the Auction being conducted has been specified by the Borrowers to be a Modified Dutch Auction, this Section 4 shall be applicable and the Auction shall constitute a “Modified Dutch Auction”. Based on the Reply Discounts and Reply Amounts received by the Tender Agent in such Modified Dutch Auction, the Tender Agent, in consultation with the Borrowers, will determine the applicable discount (the “Modified Dutch Auction Applicable Discount”) for the Modified Dutch Auction, which will be the Reply Discount at which the Borrowers can complete the Auction by accepting and prepaying the full Auction Amount (or such lesser amount of Term B Loans for which the Borrowers have received Return Bids within the Discount Range) pursuant to Section 2.05(d) of the Credit Agreement. The Modified Dutch Auction Applicable Discount will be determined and computed by adding the Reply Amounts at each Reply Discount within the Discount Range, commencing with the Reply Amounts which are offered at the highest of such Reply Discounts (i.e. a Reply Discount of 20% is higher than a Reply Discount of 19%) and followed by Reply Amounts which are offered at each lesser Reply Discount within the Discount Range in descending order towards par until the aggregate principal amount of Term B Loans covered by Return Bids within the Discount Range reaches the Auction Amount or, if less, the aggregate amount of Term B Loans for which the Borrowers have received Return Bids within the Discount Range. The Modified Dutch Auction Applicable Discount will equal the least of the Reply Amounts that is within the Discount Range (i.e., a Reply Discount of 18% is the least of Reply Discounts of 20%, 19% and 18%). No Return Bids will be accepted which specify a Reply Discount less than the Modified Dutch Auction Applicable Discount. The Modified Dutch Auction Applicable Discount so derived shall be applicable for all Lenders who have offered to participate in the Auction and whose Return Bids (including any component bid thereof) specified a Reply Discount equal to or greater than the Modified Dutch Auction Applicable Discount (each a “Modified Dutch Auction Qualifying Bid”). If no such Modified Dutch Auction Applicable Discount for the full Auction Amount can be so derived, then the Modified Dutch Auction Applicable Discount for all Reply Amounts shall be the least of the Reply Discounts that is within the Discount Range (i.e. a Reply Discount of 18% is the least of Reply Discounts of 20%, 19% and 18%).
     (b) Identification of Accepted Amounts and Acceptance of Bids; Proration. Once the Applicable Discount for each Modified Dutch Auction is determined, the Borrowers shall accept Return Bids (including any component bid thereof) (and commensurately identify for prepayment those Term B Loans (or the respective portions thereof) (“Modified Dutch Auction Qualifying Loans”)) offered by the Lenders whose Return Bids (or component bids thereof) constitute Modified Dutch Auction Qualifying Bids, all at the Modified Dutch Auction Applicable Discount; provided that if the aggregate principal amount of Modified Dutch Auction Qualifying Loans (disregarding any interest and premium, if any, payable thereon) would exceed the Auction Amount for such Modified Dutch Auction, the Borrowers shall accept Return Bids for prepayment of Modified Dutch Auction Qualifying Loans all at the Modified Dutch Auction Applicable Discount based on the respective principal amounts so offered by applying such respective principal amounts (up to the Auction Amount (such amount being referred to as the “Modified Dutch Auction Cap Amount”)) sequentially and pro-rata to the aggregate Reply Amounts included in each Modified Dutch Auction Qualifying Bid at the level of each Reply Discount within the Discount Range, until the aggregate principal amount of Modified Dutch Auction Qualifying Loans reaches the Auction Amount or, if less, the aggregate amount of Term B Loans for which the Borrowers have received Modified Dutch Auction Qualifying Bids. Such application shall be made at each level of Reply Discounts without proration unless and until the aggregate amount of Modified Dutch Auction Qualifying Loans exceed the Modified Dutch Auction Cap Amount, in which case the aggregate Reply Amounts covered by Return Bids (or component bids thereof) specifying Reply Discounts equal to the Modified Dutch Auction Applicable Discount shall be pro-rated (based on the aggregate amount of Return Bids specifying Reply Discounts equal to the Modified Dutch Auction Applicable Discount and the amount of such Return Bids that would be necessary to reach the Modified Dutch Auction Cap

Exhibit A to Seventh Amendment
Annex I to Credit Agreement
Amount after giving effect to all other Return Bids specifying Reply Discounts below the Modified Dutch Auction Applicable Discount) to the extent necessary so that the aggregate accepted bids do not exceed the Modified Dutch Auction Cap Amount.
     5. Variable Price Auction Procedures.
          (a) Determination of the Applicable Discount. In the event the Auction being conducted has been specified by the Borrowers to be a Variable Price Auction, this Section 5 shall be applicable and the Auction shall constitute a “Variable Price Auction”. Based on the Reply Discounts and Reply Amounts received by the Tender Agent in such Variable Price Auction, the Tender Agent, in consultation with the Borrowers, will determine the applicable discount (the “Variable Price Auction Applicable Discount” and, together with the Modified Dutch Auction Applicable Discount and the Fixed Discount, each an “Applicable Discount”) for the Auction, which shall be, for each Lender submitting a Return Bid constituting a Variable Price Qualifying Bid (as defined below), the Reply Discount identified by such Lender with respect to the portion of its Reply Bid that is a Variable Price Qualifying Bid. The Borrowers shall accept Return Bids (each a “Variable Price Qualifying Bid”), giving priority to Return Bids with the highest Reply Discounts, until the full Auction Amount (or such lesser amount of Term B Loans for which the Borrowers have received Return Bids within the Discount Range) has been reached. Return Bids (including any component bid thereof) specifying the highest Reply Discounts within the Discount Range will be given absolute priority, commencing with the Reply Amounts which are offered at the highest of such Reply Discounts (i.e. a Reply Discount of 20% is higher than a Reply Discount of 19%) and followed by Reply Amounts which are offered at each lesser Reply Discount within the Discount Range in descending order towards par until the aggregate principal amount of Term B Loans covered by Return Bids within the Discount Range reaches the Auction Amount or, if less, the aggregate amount of Term B Loans for which the Borrowers have received Return Bids within the Discount Range.
     (b) Identification of Accepted Amounts and Acceptance of Bids; Proration. Once the Variable Price Auction Applicable Discount for each Variable Price Auction is determined, the Borrowers shall accept Return Bids (including any component bid thereof) (and commensurately identify for prepayment those Term B Loans (or the respective portions thereof) (“Variable Price Auction Qualifying Loans”)) offered by the Lenders whose Return Bids (or component bids thereof) constitute Variable Price Auction Qualifying Bids, each at the Variable Price Auction Applicable Discount applicable to such Lender’s Return Bids which constitute Variable Price Auction Qualifying Bids; provided that if the aggregate principal amount of Variable Price Auction Qualifying Loans (disregarding any interest and premium, if any, payable thereon) would exceed the Auction Amount for such Variable Price Auction, the Borrowers shall accept Return Bids for prepayment of Variable Price Auction Qualifying Loans each at the Variable Price Auction Applicable Discount, based on the respective principal amounts so offered by applying such respective principal amounts (up to such Auction Amount (such amount being referred to as the “Variable Price Auction Cap Amount”)) sequentially (commencing with the Variable Price Qualifying Bids which are offered at the highest of such Variable Price Auction Applicable Discount (i.e. a Variable Price Auction Applicable Discount of 20% is higher than a Variable Price Auction Applicable Discount of 19%) and followed by Variable Price Qualifying Bids which are offered at each lesser Variable Price Auction Applicable Discount in descending order towards par (all such Variable Price Auction Qualifying Bids within any single level of Variable Price Auction Applicable Discount constituting a “Variable Bid Class”)). Such application shall be made at each Variable Bid Class level without proration unless and until the aggregate amount of Variable Price Auction Qualifying Loans exceed the Variable Price Auction Cap Amount, in which case the aggregate Reply Amounts covered by Return Bids (or component bids thereof) within the Variable Bid Class for which the highest level of Variable Price Auction Applicable Discount applies shall be pro-rated to the extent necessary so

Exhibit A to Seventh Amendment
Annex I to Credit Agreement
that the aggregate of all Return Bids accepted for prepayment under such Variable Price Auction do not exceed the Variable Price Auction Cap Amount.
     6. Fixed Price Auction Procedures. In the event the Auction being conducted has been specified by the Borrowers to be a Fixed Price Auction, this Section 6 shall be applicable and the Auction shall constitute a “Fixed Price Auction”. The Borrowers shall accept Return Bids until the full Auction Amount (or such lesser amount of Term B Loans for which the Borrowers have received Return Bids at the Fixed Discount) has been reached. The Borrowers shall commensurately identify for prepayment those Term B Loans (or the respective portions thereof) (“Fixed Price Auction Qualifying Loans” and, together with Modified Dutch Auction Qualifying Loans and Variable Price Auction Qualifying Loans, “Qualifying Loans”) offered by the Lenders and satisfying the provisions of Section 3 above applicable to Fixed Price Auctions (together with a Modified Dutch Auction Qualifying Bid and a Variable Price Qualifying Bid, each a “Qualifying Bid”), each at the Fixed Discount; provided that if the aggregate principal amount of Fixed Price Auction Qualifying Loans (disregarding any interest and premium, if any, payable thereon) would exceed the Auction Amount for such Fixed Price Auction, the Borrowers shall accept Return Bids for prepayment of Fixed Price Auction Qualifying Loans each at the Fixed Discount, based on the respective principal amounts so offered by applying such respective principal amounts (up to such Auction Amount) pro-rata to the extent necessary so that the aggregate of all Return Bids accepted for prepayment under such Fixed Price Auction do not exceed such Auction Amount.
     7. Notification Procedures.
          (a) The Tender Agent will calculate and post the Applicable Discount and proration factor onto an internet site (including IntraLinks or such other electronic workspace reasonably acceptable to the Borrowers) in accordance with the Tender Agent’s standard dissemination practices promptly after the Return Bids were due (as extended, if applicable).
          (b) The Borrowers shall deliver irrevocable notice (each a “Term B Loan Auction Prepayment Notice”) to the Tender Agent no later than 11:00 a.m., three (3) Business Days prior to the date of such Term B Loan Auction Prepayment, which notice shall specify the date and amount of the Term B Loan Auction Prepayment and the Applicable Discount for each Lender as calculated by the Tender Agent; provided that the Borrowers shall not be required to pay any amounts pursuant to Section 3.05 of the Credit Agreement if a Term B Loan Auction Prepayment of a Eurodollar Rate Loan does not occur on an interest payment date. Upon receipt of any Term B Loan Auction Prepayment Notice the Tender Agent shall promptly notify each relevant Lender and the Administrative Agent thereof. If any Term B Loan Auction Prepayment Notice is given, the amount specified in such notice shall be due and payable to the applicable Lenders on the date specified therein together with accrued interest (on the par principal amount) to but not including such date on the amount prepaid.
     8. Additional Procedures. Once initiated by an Auction Notice, the Borrowers may withdraw an Auction only in the event that, as of such time, no Return Bid has been received by the Tender Agent. Furthermore, in connection with any Auction, upon submission by a Lender of a Return Bid, such Lender will not have any withdrawal rights. Any Return Bid (including any component bid thereof) delivered to the Tender Agent may not be modified, revoked, terminated or cancelled by a Lender.
          All questions as to the form of documents and validity and eligibility of Term B Loans that are the subject of an Auction may be determined by the Tender Agent, in consultation with the Borrowers, and their determination will be final and binding. The Tender Agent’s interpretation of the

v

Exhibit A to Seventh Amendment
Annex I to Credit Agreement
terms and conditions of the Offer Documents, in consultation with the Borrowers, will be final and binding.
     9. Borrowers. The Borrowers may elect to cause any individual Borrower to initiate any Auction, in which case such individual Borrower shall take the actions and make the prepayments, if any, required in connection therewith.
          This Annex I shall not require the Borrowers to initiate any Auction.

Exhibit A to Seventh Amendment
Exhibit A to Annex I to Credit Agreement
[Modified Dutch Auction] [Variable Price Auction] [Fixed Price Auction] Notice
Tender Agent
[Address Line 1]
[Mail Code Information]
[Address Line 2]
Attention:
Telecopier:
Telephone:
Ladies and Gentlemen:
          Reference is made to the Amended and Restated Senior Secured Credit Agreement, dated as of November 2, 2004, by and among APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation (the “REIT”), AIMCO PROPERTIES, L.P., a Delaware limited partnership (“AIMCO”), and AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation (“AIMCO/Bethesda”) (the REIT, AIMCO and AIMCO/Bethesda collectively referred to herein as “Borrowers”), each lender from time to time party thereto, BANK OF AMERICA, N.A., as Administrative Agent and as Swing Line Lender and L/C Issuer, and KeyBank National Association, as Syndication Agent (as amended by (i) the First Amendment to Amended and Restated Senior Secured Credit Agreement, dated June 16, 2005, (ii) the Second Amendment to Amended and Restated Senior Secured Credit Agreement, dated March 22, 2006, the (iii) the Third Amendment to Amended and Restated Senior Secured Credit Agreement, dated August 31, 2007, (iv) the Fourth Amendment to Amended and Restated Senior Secured Credit Agreement, dated September 14, 2007, (v) the Fifth Amendment to Amended and Restated Senior Secured Credit Agreement, dated September 9, 2008, (vi) the Sixth Amendment to Amended and Restated Senior Secured Credit Agreement, dated May 1, 2009, (vii) the Seventh Amendment to Amended and Restated Senior Secured Credit Agreement, dated August 4, 2009 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein but not defined herein have the meanings given to such terms in the Credit Agreement.
          The Borrowers hereby give notice to the Lenders that they desire to conduct the following [Modified Dutch Auction] [Variable Price Auction] [Fixed Price Auction] with respect to the Term B Loans:
          Auction Amount: $___.
          [Discount Range: Not less than $___nor greater than $  per $1,000 principal amount of Term B Loans.]1
          [Fixed Discount: Equal to $  per $1,000 principal amount of Term B Loans.]2
          The Borrowers acknowledge that this Auction Notice may not be withdrawn other than in accordance with the terms of the Auction. The Auction shall be consummated in accordance with the procedures set forth on Annex I to the Credit Agreement with each Return Bid due by 11:00 a.m. Pacific time on                     , 20___.

[1]	For use in connection with a Modified Dutch Auction or a Variable Price Auction.

[2]	For use in connection with a Fixed Price Auction.

Exhibit A to Seventh Amendment
Exhibit A to Annex I to Credit Agreement

Very truly yours,

APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation

By:

Name:
Its:

AIMCO PROPERTIES, L.P., a Delaware limited partnership
	By:	AIMCO-GP, INC.,
a Delaware corporation

By:

Name:
Its:
AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation

By:

Name:
Its:

Exhibit A to Seventh Amendment
Exhibit B to Annex I to Credit Agreement
Form of Return Bid
Tender Agent
[Address Line 1]
[Mail Code Information]
[Address Line 2]
Attention:
Telecopier:
Telephone:
Ladies and Gentlemen:
          Reference is made to the Amended and Restated Senior Secured Credit Agreement, dated as of November 2, 2004, by and among APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation (the “REIT”), AIMCO PROPERTIES, L.P., a Delaware limited partnership (“AIMCO”), and AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation (“AIMCO/Bethesda”) (the REIT, AIMCO and AIMCO/Bethesda collectively referred to herein as “Borrowers”), each lender from time to time party thereto, BANK OF AMERICA, N.A., as Administrative Agent and as Swing Line Lender and L/C Issuer, and KeyBank National Association, as Syndication Agent (as amended by (i) the First Amendment to Amended and Restated Senior Secured Credit Agreement, dated June 16, 2005, (ii) the Second Amendment to Amended and Restated Senior Secured Credit Agreement, dated March 22, 2006, the (iii) the Third Amendment to Amended and Restated Senior Secured Credit Agreement, dated August 31, 2007, (iv) the Fourth Amendment to Amended and Restated Senior Secured Credit Agreement, dated September 14, 2007, (v) the Fifth Amendment to Amended and Restated Senior Secured Credit Agreement, dated September 9, 2008, (vi) the Sixth Amendment to Amended and Restated Senior Secured Credit Agreement, dated May 1, 2009, (vii) the Seventh Amendment to Amended and Restated Senior Secured Credit Agreement, dated August 4, 2009 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein but not defined herein have the meanings given to such terms in the Credit Agreement.
          The undersigned Lender hereby gives notice of its participation in the Auction by submitting the following Return Bid:[3]
[Use the following table in the case of a Modified Dutch Auction or a Variable Price Auction:]

Reply Discount
(price per $1,000)	Reply Amount
US $	US $
US $	US $
US $	US $
[Use the following table in the case of a Fixed Price Auction:]

Reply Amount at the Fixed Discount
US $

[3]	In a Modified Dutch Auction or a Variable Price Auction, the Lender may submit up to three component bids but need not submit more than one. The sum of the Lender’s bid(s) may not exceed the aggregate principal face amount of Term B Loans held by it.

Exhibit A to Seventh Amendment
Exhibit B to Annex I to Credit Agreement
          The undersigned Lender acknowledges and agrees that (i) the Borrowers or their Affiliates currently may have, and later may come into possession of, information that is not known to such Lender and that may be material to a decision to enter into the Auction or to provide a Return Bid and accept prepayment of its Loans at the Applicable Discount or that is otherwise material (which information may include, without limitation, information regarding the Loan Parties, the Term B Loans and the other Obligations) (any such information, “Excluded Information”), (ii) such Lender has determined to enter into such transaction notwithstanding its lack of knowledge of the Excluded Information, and (iii) none of the Borrowers, any other Loan Parties nor any of their respective Affiliates shall have any liability to such selling Lender or its successors or assigns, and such selling Lender to the maximum extent permitted by law waives and releases any claims it may have against the Borrowers, the other Loan Parties and their respective Affiliates, with respect to the nondisclosure of the Excluded Information, now or in the future.
          The undersigned Lender further acknowledges that the submission of this Return Bid obligates the Lender to tender the entirety or its pro-rata portion of the Reply Amount in accordance with the Auction Procedures, as applicable.

Very truly yours,

[LENDER NAME]]

By:
Name:
Title:

[Lender Notice Address]